                                                                    Exhibit 10.8

                               LICENSE AGREEMENT

     This License Agreement (this "AGREEMENT"), dated as of September 17, 2008, is made by and between Duoyuan Investments Ltd., a company limited by shares organized under the laws of British Virgin Islands with its principal office located at No. 3 Jinyuan Road, Daxing Industrial Development Zone, Beijing 102600, China ("LICENSOR"), and Duoyuan Global Water Inc., a company limited by shares organized under the laws of the British Virgin Islands with its principal office located at No. 3 Jinyuan Road, Daxing Industrial Development Zone, Beijing 102600, China ("LICENSEE").

     Whereas, pursuant to a trademark assignment agreement between Licensor and Duoyuan Clean Water Technology Industries (China) Co., Ltd. ("INITIAL OWNER"), a company organized under the laws of People's Republic of China ("PRC"), Licensor was assigned the marks set forth on Schedule A attached hereof ("GROUP A MARKS") from Initial Owner (the "TRADEMARK ASSIGNMENT") and has obtained the approval of the Trademark Office of the State Administration for Industry and Commerce of the PRC (the "CTO") thereon; and

     Whereas, Initial Owner has adopted the marks set forth on Schedule B attached hereof (the "GROUP B MARKS") and applied to register the Group B Marks with the CTO; and

     Whereas, in connection with that certain Share Purchase Agreement dated as of February 5, 2008 by and among Licensor, GEEMF III Holdings MU, a private company limited by shares organized under the laws of the Republic of Mauritius ("GEEMF"), and certain other parties (the "PURCHASE AGREEMENT"), pursuant to which GEEMF has acquired certain ordinary shares of the Licensee and, as a condition to such transaction, has required that Licensor, upon Licensor's receipt of the approval by the CTO of the Trademark Assignment, grant an exclusive royalty-free, perpetual license to use the Licensed Marks, under the terms of this Agreement.

     Now, therefore, in consideration of the mutual covenants of the parties and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. License. Subject to Section 6 below, Licensor hereby grants to Licensee an exclusive, royalty-free and perpetual license (the "LICENSE") to use and to sublicense the Group A Marks for the Principal Business (as defined in the Purchase Agreement). Licensor will not transfer or license the Group A Marks to any third party without the prior written consent of the Licensee.

     2. Use of Mark. When using the Licensed Marks under this Agreement, Licensee undertakes to comply substantially with all laws pertaining to trademarks, including compliance with marking requirements.

     3. Covenant to License the Group B Marks. In the event that the Initial Owner assigns the Group B Marks to Licensor following the approval of the registration of the Group B Marks by the CTO (the "GROUP B MARKS ASSIGNMENT"), Licensor hereby covenants that, as soon as practicable following the approval by the CTO of the Group B Marks Assignment, Licensor will enter into a license agreement with Licensee, the form and substance of which shall be equivalent in all material respects with this Agreement, pursuant to which Licensee shall have an exclusive, royalty-free, and perpetual license to use the Group B Marks.

     4. Resolution of Disputes. The parties agree to negotiate in good faith to resolve any dispute about whether the obligations of Licensee or Licensor are being satisfied.

     5. Extent of License. The license granted in this Agreement may not be transferred without the written consent of Licensor.

     6. Term and Termination. The rights granted in this Agreement shall forthwith cease and terminate without prior notice or legal action by Licensor upon the consummation of a Liquidation Event. For the purpose of this Agreement, the term "LIQUIDATION EVENT" shall mean any liquidation, dissolution or winding up of Licensee, either voluntary or involuntary, or any of the following events:
(i) a sale, conveyance or disposition of all or substantially all of the assets of Licensee, (ii) a consolidation, merger or other business combination of Licensee with or into any other company or companies in which the existing shareholders of Licensee, immediately prior to the consummation of such consolidation, merger or business combination, do not retain a majority of the voting power in the surviving company; excluding for this purpose redomiciling of Licensee.

     7. Ownership of Mark. Licensee acknowledges Licensor's exclusive right, title and interest in and to the Licensed Marks and any registrations that may issue thereon, and will not at any time do or cause to be done any act or thing impairing or tending to impair part of such right, title and interest. Licensee agrees to cooperate with Licensor in satisfying any requirements for protection or registration of the Licensed Marks.

     On termination in any manner provided herein of the License, within forty-five (45) days Licensee will cease and desist from all use of the Licensed Marks in any way.

     8. Notices. Any notices required or permitted to be given under this Agreement shall be deemed sufficiently given if mailed by registered mail, postage prepaid, addressed to the party to be notified at its address shown above, or at such other address as may be furnished in writing to the notifying party.

     9. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws rules.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            Licensor

                                            Duoyuan Investments Ltd.

Date:                                       By: /s/ Wenhua Guo
     ---------------                            ---------------------

                                            Printed Name: Wenhua Guo
                                                          -----------

                                            Title: Chairman
                                                   ------------------


                                            Licensee

                                            Duoyuan Global Water Inc.

Date:                                       By: /s/ Wenhua Guo
     ---------------                            ---------------------

                                            Printed Name: Wenhua Guo
                                                          -----------

                                            Title: Chairman & CEO
                                                   ------------------

                                   SCHEDULE A

                                  Group A Marks

------------------------------------------------------------------------------------------------------
                                   CERTIFICATE NO. OF        CATEGORY OF
   RESISTED TRADEMARKS           TRADEMARK REGISTRATION        PRODUCT                TERM
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                688666                    9           5/7/1994 - 5/6/2014
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                733257                    1           3/7/1995 - 3/6/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                737352                    7           3/28/1995 - 3/27/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                737422                   32           3/28/1995 - 3/27/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                763189                   11           8/28/1995 - 8/27/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             782129                    1           10/14/1995 - 10/13/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             784829                   33           10/21/1995 - 10/20/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             796442                    7           12/7/1995 - 12/6/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             796548                   11           12/7/1995 - 12/6/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             796902                   32           12/7/1995 - 12/6/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             797884                   37           12/7/1995 - 12/6/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             801857                   39           12/21/1995 - 12/20/2015
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             805852                   40           1/7/1996 - 1/6/2016
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             880276                    3           10/14/1996 - 10/13/2016
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                977956                   40           4/7/1997 - 4/6/2017
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                983904                   37           4/14/1997 - 4/13/2017
------------------------------------------------------------------------------------------------------
"MHW" word trademark                    1618029                  11           8/14/2001 - 8/13/2011
------------------------------------------------------------------------------------------------------
"Duoyuan" graphic trademark             1944127                  27           10/14/2002 - 10/13/2012
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                1949289                  36           11/28/2002 - 11/27/2012
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                1955468                  41           11/28/2002 - 11/27/2012
------------------------------------------------------------------------------------------------------
"Duoyuan" word trademark                1953548                  39           12/7/2002 - 12/6/2012
------------------------------------------------------------------------------------------------------

                                   SCHEDULE B

----------------------------------------------------------------------------------------
  REGISTERED TRADEMARK           APPLICATION NO.     CATEGORY OF PRODUCT        TERM
----------------------------------------------------------------------------------------
"Duoyuan" word trademark            5830463                  38               1/5/2007
----------------------------------------------------------------------------------------
"Duoyuan" word trademark            5830480                  36               1/5/2007
----------------------------------------------------------------------------------------
"Duoyuan" word trademark            5830481                  40               1/5/2007
----------------------------------------------------------------------------------------
"Duoyuan" word trademark            5830482                   4               1/5/2007
----------------------------------------------------------------------------------------
"Duoyuan" graphic trademark         5768380                   5               12/6/2006
----------------------------------------------------------------------------------------